VAUGHAN NELSON SMALL CAP VALUE FUND

Supplement dated June 9, 2017 to the Prospectus and Summary Prospectus of Vaughan Nelson Small Cap Value Fund, each dated May 1, 2017, as may be revised and supplemented from time to time:

On June 9, 2017, the Board of Trustees of Natixis Funds Trust I approved changes to the principal investment strategies and principal investment risks of the Vaughan Nelson Small Cap Value Fund (the “Fund”). Effective on August 1, 2017, the Fund’s principal investment strategies and principal investment risks will be amended and restated as described below.

Effective August 1, 2017, the following sentence is added to the first paragraph under the “Principal Investment Strategies” within the “Fund Summary” and “Investment Goals, Strategies and Risks” sections with regard to the Fund:

When opportunities present themselves, the Fund may establish short positions in specific equity securities or indices.

Effective on August 1, 2017, the sub-section “Principal Investment Risks” within the “Fund Summary” section is hereby revised to add the following with regard to the Fund:

Short Sale Risk: Short sales can increase the volatility of the Fund and may lower the Fund’s return or result in losses, which potentially may be unlimited. If the Fund is unable to borrow securities in connection with a short sale at an advantageous time or price, the Fund may be limited in its ability to pursue its short sale strategy or may incur losses. The use of short sales also exposes the Fund to leverage risk.

Effective on August 1, 2017, the “More Information About the Fund” section is hereby revised to add the following with regard to the Fund:

Short Sale Risk

The Fund’s use of short sales involves additional investment risks and transaction costs. To sell a security short, the Fund must borrow that security from a lender, such as a prime broker, and deliver it to a counterparty. If the Fund is unable to borrow the security it wishes to sell short at an advantageous time or price, the Fund’s ability to pursue its short sale strategy may be adversely affected. When closing a short position, the Fund will have to purchase the security it originally sold short. The Fund may not be able to purchase that security at an advantageous time or price, which may lower the Fund’s return or result in a loss. The sale of a security that is borrowed may subject the Fund to potentially unlimited losses. While short sales can be used to further the Fund’s investment objective, under certain market conditions, they can increase the volatility of the Fund and decrease the liquidity of the Fund. Asset segregation and collateral posting requirements related to short sales may limit the Fund’s investment flexibility. Ordinarily, the Fund will incur a fee or pay a premium to borrow securities, may also be required to pay interest charges and will have to repay the lender any dividends or interest that accrue on the security while the loan is outstanding. The amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale will decrease the amount of any gain from a short sale and increase the amount of any loss. Taking short positions in securities also exposes the Fund to leverage risk.

Effective on August 1, 2017, the sub-sections “Taxation of Distributions from the Funds” and the “Taxation of Certain Fund Investments” within the “More Information About the Fund” section is hereby revised to add the following with regard to the Fund:

A Fund’s transactions in derivatives or short sales may cause a larger portion of distributions to be taxable to shareholders as ordinary income than would be the case absent such transactions.

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